                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report: June 14, 1999



                           PHYSICIANS' SPECIALTY CORP.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State of other jurisdiction of incorporation)


          1-12759                                                  58-2251438
---------------------------                                       ------------
  (Commission File Number)                              (IRS Employer Identification No.)

1150 Lake Hearn Drive, Suite 640, Atlanta, Georgia                   30342
--------------------------------------------------------------------------------
     (Address of principal executive offices)                      (Zip Code)


Registrant's telephone no. including area code:    (404) 256-7535

--------------------------------------------------------------------------------
(Former Address, if changed since Last Report)                       (Zip Code)

Item 5.           Other Events.

     On June 14, 1999, the Board of Directors of Physicians' Specialty Corp. ("PSC") approved the terms of a definitive merger agreement ("Merger Agreement") with a new company formed by TA Associates, Inc. which will effect a recapitalization of PSC. Under the Merger Agreement, PSC will be recapitalized and each outstanding share of PSC's common stock, other than certain shares held by management and certain affiliated physicians, will be converted into the right to receive $10.50 in cash, and certain indebtedness of PSC will be refinanced. Certain shares of PSC common stock held by Dr. Tritt, PSC management and certain affiliated physicians will be converted into shares of the surviving corporation and management will maintain an equity interest in the surviving corporation. If the proposed merger is consummated, PSC will become a private company. The press release issued by PSC in connection with the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

     The proposed transaction is subject to certain conditions including approval by stockholders of PSC holding a majority of the outstanding shares and other customary closing conditions. PSC management and affiliated physicians holding approximately 3.6 million shares of PSC common stock (representing approximately 40% of the outstanding shares) have entered into a Voting Agreement, under which they have agreed to vote their shares in favor of the proposed merger. TA Associates, Inc., First Union National Bank and Allied Capital Corporation have agreed, subject to certain terms and conditions, to provide the necessary financing for the transaction.

Item 7.           Financial Statements, Pro Forma Financial Statements and
                  Exhibits.

          (c)     Exhibits

          2.1 Agreement and Plan of Merger among TA MergerCo., Inc., the Guarantors and Physicians' Specialty Corp. dated as of June 14, 1999

          99.1    Press Release dated June 14, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           PHYSICIANS' SPECIALTY CORP.



                           By: /s/ Robert A. DiProva
                              --------------------------------
                              Robert A. DiProva
                              Executive Vice President and
                              Chief Financial Officer


Dated:  June 18, 1999